Exhibit 99.2

ASW Steel Inc.

Condensed Balance Sheets

(denominated in US dollars)

(Unaudited)

	September 30 2016	December 31 2015

Assets

Current
Accounts receivable (Note 3)	$6,664,451	$7,124,437
Inventories (Note 4)	6,271,016	8,280,963
Prepaid expenses	591,237	304,617

	13,526,704	15,710,017

Restricted cash (Note 2)	552,165	519,678
Capital assets (Note 5)	34,229,051	34,628,740

	$48,307,920	$50,858,435

Liabilities and Stockholders’ Equity

Current
Bank indebtedness (Note 8)	$8,398,036	$7,530,364
Accounts payable and accrued liabilities	8,066,151	6,718,294
Current portion of term facility (Note 8)	1,142,346	1,507,401

	17,606,533	15,756,059

Long-term debt (Note 6)	12,355,289	12,210,598
Long-term portion of term facility (Note 8)	—	769,766
Promissory note with related parties (Note 7)	15,270,308	14,958,434

	45,232,130	43,694,857

Stockholders’ equity
Common shares (Unlimited common shares authorized); (156,222 shares issued and outstanding at September 30, 2016 and December 31, 2015)	49,267,896	49,267,896
Deficit	(46,192,106)	(42,104,318)

	3,075,790	7,163,578

	$48,307,920	$50,858,435

The accompanying notes are an integral part of these financial statements.

ASW Steel Inc.

Condensed Statements of Operations

(denominated in US dollars)

(Unaudited)

For the nine month periods ended September 30	2016	2015

Revenue	$37,514,434	$39,977,553

Cost of sales	37,896,758	40,938,585

Gross loss	(382,324)	(961,032)

Expenses
Foreign exchange loss	636,916	1,706,487
Interest on long-term debt	774,907	867,386
Administration expenses	2,293,641	2,254,857
Loss from fire (Note 9)	—	605,879
Insurance recovery (Note 9)	—	(1,844,027)

	3,705,464	3,590,582

Net loss for the period	$(4,087,788)	$(4,551,614)

The accompanying notes are an integral part of these financial statements.

ASW Steel Inc.

Condensed Statements of Stockholders’ Equity

(denominated in US dollars)

(Unaudited)

For the periods ended September 30, 2016 and December 31, 2015
	Common shares	Deficit	Stockholders’ Equity

Balance, December 31, 2014	49,267,896	$(35,759,832)	$13,508,064

Net loss for the year	—	(6,344,486)	(6,344,486)

Balance, December 31, 2015	49,267,896	(42,104,318)	7,163,578

Net loss for the period	—	(4,087,788)	(4,087,788)

Balance, September 30, 2016	49,267,896	$(46,192,106)	$3,075,790

The accompanying notes are an integral part of these financial statements.

ASW Steel Inc.

Condensed Statements of Cash Flows

(denominated in US dollars)

(Unaudited)

For the nine month periods ended September 30	2016	2015

Cash provided by (used in)

Operating activities
Net loss for the period	$(4,087,788)	$(4,551,614)
Adjustments required to reconcile net loss with cash provided by (used in) operating activities
Amortization	1,790,277	2,289,284
Unrealized foreign exchange loss	(332,159)	(149,884)
Accrued interest on long-term debt	94,578	41,655
Accrued interest on promissory note with related parties	237,581	108,229
Changes in non-cash working capital balances
Accounts receivable	459,986	4,631,537
Inventories	2,009,947	1,881,644
Prepaid expenses	(286,620)	(119,742)
Accounts payables and accrued liabilities	1,347,857	(1,038,549)

	1,233,659	3,092,560

Investing activities
Purchase of capital assets	(1,390,588)	(1,611,950)
Restricted cash	(32,487)	120,507

	(1,423,075)	(1,491,443)

Financing activities
Increase (decrease) in bank indebtedness	867,672	(1,392,475)
Proceeds from long-term debt	144,691	104,175
Proceeds from term facility	—	460,260
Repayment of term facility	(1,134,821)	(992,433)
Promissory note with related parties	311,874	219,356

	189,416	(1,601,117)

Cash, beginning and end of period	$—	$—

The accompanying notes are an integral part of these financial statements.

ASW Steel Inc.

Notes to Condensed Financial Statements

(denominated in US dollars)

(Unaudited)

September 30, 2016 and December 31, 2015

1.	Unaudited Condensed Financial Statements

The condensed balance sheet as of September 30, 2016 and the condensed statements of operations and stockholders’ equity for the nine months ended September 30, 2016 and condensed statements of cash flows for the nine months ended September 30, 2016 and 2015 have been prepared by ASW Steel, Inc. (the “Company”) without audit. In the opinion of management, all adjustments, consisting of only normal and recurring adjustments necessary to present fairly the financial position, results of operations and cash flows for the periods presented, have been made. The results of operations for the nine months ended September 30, 2016 are not necessarily indicative of the operating results expected for the full year.

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and are presented in US dollars.

Certain information and footnote disclosures normally included in the annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted.

Recent Accounting Pronouncements

In August 2016, the Financial Accounting Standards Board (“FASB”) issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, which clarifies guidance on the classification of certain cash receipts and payments in the statement of cash flows. The amended guidance will be effective for interim and annual periods beginning after December 15, 2017; however, early adoption is permitted if all provisions are adopted in the same period. The Company is currently evaluating the impact the guidance will have on the presentation of its cash flow statement. The guidance will not affect the Company’s financial position or liquidity.

In February 2016, the FASB issued ASU 2016-02, Leases, which requires lessees to recognize assets and liabilities on the balance sheet for the rights and obligations created by all leases with a term of more than one year. Accounting by lessors will remain similar to existing generally accepted accounting principles. The guidance becomes effective for the Company on January 1, 2019. The Company is currently evaluating the impact the guidance will have on its financial position, operating results and liquidity.

In January 2016, the FASB issued ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this update revise the accounting related to the classification and measurement of investments in equity securities and the presentation of certain fair value changes for financial liabilities measured at fair value. The amendments are effective for annual reporting periods after December 15, 2017. Early adoption is permitted. The Company is currently evaluating the potential impact of the adoption of this standard.

In November 2015, the FASB issued ASU 2015-17, Balance Sheet Classification of Deferred Taxes. The amendments in this update requires that deferred tax assets and liabilities be classified and presented as non-current on the balance sheet. The amendments are effective for annual reporting periods after December 15, 2017. Early adoption is permitted. The adoption of this standard will not have a material impact on the Company’s financial statements.

In July 2015, the FASB issued ASU 2015-11, Simplifying the Measurement of Inventory. The amendments in this update require that inventory be measured at the lower of cost and net realizable value. The amendments are effective for annual reporting periods beginning after December 15, 2016, and should be applied prospectively with early adoption permitted. The adoption of this standard did not have a material impact on the Company’s financial position or results of operations.

ASW Steel Inc.

Notes to Condensed Financial Statements

(denominated in US dollars)

(Unaudited)

September 30, 2016 and December 31, 2015

1.	Unaudited Condensed Financial Statements (continued)

Recent Accounting Pronouncements (continued)

In April 2015, the FASB issued ASU 2015-03, Interest- Imputation of Interest (Subtopic 835-30). This update is to simplify the presentation of debt issuance costs by recognizing a debt liability in the balance sheet as a direct deduction from that debt liability consistent with the presentation of a debt discount. The amendments in this update are effective for financial statements issued for fiscal years beginning after December 15, 2015. The adoption of this standard did not have a material impact on the Company’s financial position or results of operations.

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern, which is intended to define management’s responsibility to evaluate whether there is substantial doubt about an organization’s ability to continue as a going concern within one year after the date that the financial statements are issued (or within one year after the date that the financial statements are available to be issued when applicable) and to provide related footnote disclosures. The ASU provides guidance to an organization’s management, with principles and definitions that are intended to reduce diversity in the timing and content of disclosures that are commonly provided by organizations today in the financial statement footnotes. The ASU is effective for annual periods ending after December 15, 2016. See going concern discussion following.

In May 2014, the FASB issued ASU No. 2014-09 and the amendments in this update create ASC Topic 606, Revenue from Contracts with Customers, and supersede the revenue recognition requirements in ASC Topic 605, Revenue Recognition, including most industry-specific revenue recognition guidance throughout the codification. This standard completes a joint effort by FASB and the International Accounting Standards Board to improve financial reporting by creating common revenue recognition guidance for US GAAP and International Financial Reporting Standards that clarifies the principles for recognizing revenue and that can be applied consistently across various transactions, industries and capital markets. This standard was originally effective for annual and interim periods beginning after December 15, 2016 and is to be applied on a full retrospective or modified retrospective basis. ASU No. 2015-14 was issued in August 2015 and the amendments in this update defer the effective date of ASU No. 2014-09 by one year to annual reporting period beginning after December 15, 2017. Early adoption is permitted as of the original effective date. The Company is currently evaluating the potential impact of the adoption of this standard.

Going Concern

The Company’s financial statements have been prepared on the basis of continuity of operations, realization of assets and the satisfaction of liabilities in the ordinary course of business. The Company has incurred a net loss of $4,087,788 for the fiscal period ended September 30, 2016 and, as of September 30, 2016, the Company has an accumulated deficit of $46,192,106. The Company has not achieved profitable operations. Until the Company generates a level of revenue to support its cost structure, the Company expects to continue to incur substantial operating losses and net cash outflows. There is no assurance that profitable operations will ever be achieved, and, if achieved, will be sustained on a continuing basis. Management does not believe the Company has sufficient resources to meet its operating and capital needs for the ensuing fiscal year, and will be required to seek additional sources of funding.

The Company intends to fund ongoing activities by securing additional debt financings. There can be no assurance that the Company will be successful in securing additional debt financing or that such debt financing, if available, will be on terms that are acceptable to the Company. If the Company is unable to raise sufficient additional financing, the Company may be compelled to reduce the scope of its operations and planned capital expenditure or sell certain assets. This material uncertainty gives rise to substantial doubt about the Company’s ability to continue as a going concern.

ASW Steel Inc.

Notes to Condensed Financial Statements

(denominated in US dollars)

(Unaudited)

September 30, 2016 and December 31, 2015

2.	Restricted Cash

Restricted cash is comprised of a temporary investment in a GIC, that is held as security for IESO payments and for a TD Visa account held by management. ASW is required to hold this investment in the event payments are required by IESO or TD Visa.

3.	Accounts Receivable

	2016	2015

Trade receivables	$6,173,195	$6,673,284
Other receivables	103,228	144,000
HST receivable	388,028	307,153

	$6,664,451	$7,124,437

There is no allowance for doubtful accounts recorded during the period (2015 - $Nil).

4.	Inventories

	2016	2015

Raw materials	$3,662,019	$4,307,198
Finished goods	1,250,866	2,170,072
Work in process	1,358,131	1,803,693

	$6,271,016	$8,280,963

ASW Steel Inc.

Notes to Condensed Financial Statements

(denominated in US dollars)

(Unaudited)

September 30, 2016 and December 31, 2015

5.	Capital Assets

			2016

	Cost	Accumulated Amortization	Net Book Value

Land	$48,500	$—	$48,500
Buildings	1,394,557	263,538	1,131,019
Machinery and equipment	41,701,463	11,017,263	30,684,200
Computer equipment	557,074	390,989	166,085
Moulds	2,744,321	545,074	2,199,247

	$46,445,915	$12,216,864	$34,229,051

			2015

	Cost	Accumulated Amortization	Net Book Value

Land	$48,500	$—	$48,500
Buildings	1,394,557	211,242	1,183,315
Machinery and equipment	40,345,716	9,476,054	30,869,662
Computer equipment	522,233	309,751	212,482
Moulds	2,744,321	429,540	2,314,781

	$45,055,327	$10,426,587	$34,628,740

6.	Long-term Debt

	2016	2015
Ameriforge Group Inc. secured term loan, repayable on the maturity date of September 24, 2017, interest at 1.1% payable on January 1st, secured by a general security agreement	$12,355,289	$12,210,598

Through September 24, 2017, Ameriforge Group Inc. has the option to purchase all of the shares of ASW Steel Inc. for consideration of $45,000,000 plus an adjustment based on the value of EBITDA, debt and net working capital prior to the option period. The fair value of the Company’s long term debt as of September 30, 2016 and December 31, 2015, which is Level 2 of the fair value hierarchy and recorded on the balance sheets at its carrying value, is $10,584,480 (2015 - $10,460,527).

Interest paid during the period was $101,655 (September 30, 2015 - $97,483).

ASW Steel Inc.

Notes to Condensed Financial Statements

(denominated in US dollars)

(Unaudited)

September 30, 2016 and December 31, 2015

7.	Promissory Note with Related Parties

The amounts due to shareholders are as follows:

	2016	2015

White Oak Strategic Master Fund, L.P.	$10,873,471	$10,635,910
CK Pearl Fund, Ltd.	3,957,082	3,890,260
CK Pearl Fund, LP	439,755	432,264

	$15,270,308	$14,958,434

The promissory notes payable to White Oak Strategic Master Fund, L.P., CK Pearl Fund, Ltd., and CK Pearl Fund, LP are secured by general security agreements, bear interest at a rate of 2.25% and are due in full September 24, 2017. The interest rate is based on a rate agreed upon by all parties in this arrangement and the fair value of promissory notes payable is not determinable as of September 30, 2016 and December 31, 2015.

Interest paid during the period was $259,279 (September 30, 2015 - $239,976).

ASW Steel Inc.

Notes to Condensed Financial Statements

(denominated in US dollars)

(Unaudited)

September 30, 2016 and December 31, 2015

8.	Credit Facility

The Company has an agreement for an operating credit facility to a maximum of $20,000,000 which is due on demand or upon the termination date of the agreement, June 18, 2017. The credit facility bears interest at the LIBOR rate plus 4% payable monthly. At September 30, 2016, the Company had withdrawn $8,398,036 (2015 - $7,530,364) on the credit facility and therefore has undrawn credit capacity of $11,601,964 (2015 - $12,469,636).

The Company has a fixed rate term facility available to a maximum of $5,000,000 which can be drawn upon in tranches. Each tranche will be repayable in equal monthly principal payments with interest paid monthly at the LIBOR rate plus 7.25%.

	2016	2015
Fixed rate term loan, due June 2017, interest at 8.25%, repayable in monthly payments of $98,328	$1,142,346	$2,277,167
Less: current portion	1,142,346	1,507,401

	$—	$769,766

The credit facility is secured by a general security agreement on all assets. Interest paid during the period was $413,973 (September 30, 2015 - $515,889).

During 2016, the Company fell into default on the financial covenants relating to the credit facility.

9.	Loss From Fire

During 2014, there was a fire at the Company’s facility which resulted in damages and expenses totalling $Nil (September 30, 2015 - $605,879). Insurance proceeds of $Nil (September 30, 2015 - $1,844,027 were received or receivable) were received during the year.

10.	Financial Instrument Risk

Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company is exposed to this risk through its credit facilities which has a variable interest rate, which involves risks of default on repayment and price changes due to, without limitation, such factors as interest rates and general economic conditions.

ASW Steel Inc.

Notes to Condensed Financial Statements

(denominated in US dollars)

(Unaudited)

September 30, 2016 and December 31, 2015

10.	Financial Instrument Risk (continued)

Credit risk

Credit risk is the risk that one party to a financial instrument will cause a financial loss for the other party by failing to discharge an obligation. The Company is exposed to credit risk resulting from the possibility that a counterparty to a financial instrument defaults on their financial obligations; if there is a concentration of transactions carried out with the same counterparty; or of financial obligations which have similar economic characteristics such that they could be similarly affected by changes in economic conditions. The Company’s financial instruments that are exposed to concentrations of credit risk relate primarily to the accounts receivable. There were four customers (2015 - three customers) making up 78% (2015 - 73%) of the total accounts receivable. An impairment analysis is performed at each reporting date on an individual basis for these customers.

Currency risk

Included in the balance sheet are the following Canadian currency amounts which are subject for foreign exchange risk:

	2016	2015

Accounts receivable	$2,019,115	$2,317,355
Accounts payable and accrued liabilities	(4,738,002)	(4,083,880)

Liquidity risk

Liquidity risk is the risk that the Company encounters difficulty in meeting its obligations associated with financial liabilities. Liquidity risk includes the risk that, as a result of operational liquidity requirements, the Company will not have sufficient funds to settle a transaction on the due date; will be forced to sell financial assets at a value, which is less than what they are worth; or may be unable to settle or recover a financial asset. Liquidity risk arises from bank indebtedness, accounts payable and accrued liabilities, term facility, long-term debt and promissory notes with related parties.

11.	Subsequent Events

On November 1, 2016, all of the outstanding equity of the Company was acquired by Ampco UES Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Ampco-Pittsburgh Corporation, a Pennsylvania corporation (“Ampco”). The Company was sold for $13,115,650, consisting of $3,500,000 in cash and $9,615,650 in assumption of outstanding indebtedness. Sales to a wholly owned subsidiary of Ampco approximated $6,600,000 for the nine months ended September 30, 2015. The Company had no sales to any subsidiary of Ampco for the nine months ended September 30, 2016.